CSFB03-19GIBBG2 30 year 5.2's

User ID: bchin

Deals Directory: /home/bchin/intexdeals

DEC TABLES REPORT

Date:

07/10/2003 10:38:22

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19GlBBG2	Bond Name: lA22
Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1A22	1A22	1A22	1A22	1A22
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	99.44	98.19	97.88	97.88	97.88
7/25/2005	92.45	69.89	64.36	64.36	64.36
7/25/2006	85.04	33.77	21.61	21.61	21.61
7/25/2007	77.17	0.00	0.00	0.00	0.00
7/25/2008	68.81	0.00	0.00	0.00	0.00
7/25/2009	60.89	0.00	0.00	0.00	0.00
7/25/2010	52.48	0.00	0.00	0.00	0.00
7/25/2011	43.56	0.00	0.00	0.00	0.00
7/25/2012	34.08	0.00	0.00	0.00	0.00
7/25/2013	24.02	0.00	0.00	0.00	0.00
7/25/2014	13.34	0.00	0.00	0.00	0.00
7/25/2015	2.00	0.00	0.00	0.00	0.00
10/25/2015	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	7.06	2.56	2.34	2.34	2.34

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIBBG2 30 year 5.2's

User ID: bchin

Deals Directory: /home/bchin/intexdeals

DEC TABLES REPORT

Date:

07/10/2003 10:38:22

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19GlBBG2	Bond Name: lA15
Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1A15	1A15	1A15	1A15	1A15
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	96.03	90.81	89.50	89.50	89.50
7/25/2005	96.03	90.81	89.50	89.50	89.50
7/25/2006	96.03	90.81	89.50	89.50	87.98
7/25/2007	96.03	90.38	77.36	77.36	47.41
7/25/2008	96.03	69.08	53.06	40.56	9.59
7/25/2009	96.03	50.53	32.32	15.69	0.00
7/25/2010	96.03	33.46	14.01	0.00	0.00
7/25/2011	96.03	18.01	1.35	0.00	0.00
7/25/2012	96.03	4.02	0.00	0.00	0.00
7/25/2013	96.03	0.00	0.00	0.00	0.00
7/25/2014	96.03	0.00	0.00	0.00	0.00
7/25/2015	96.03	0.00	0.00	0.00	0.00
7/25/2016	89.42	0.00	0.00	0.00	0.00
7/25/2017	80.99	0.00	0.00	0.00	0.00
7/25/2018	72.05	0.00	0.00	0.00	0.00
7/25/2019	62.55	0.00	0.00	0.00	0.00
7/25/2020	52.46	0.00	0.00	0.00	0.00
7/25/2021	41.76	0.00	0.00	0.00	0.00
7/25/2022	30.39	0.00	0.00	0.00	0.00
7/25/2023	18.33	0.00	0.00	0.00	0.00
7/25/2024	5.51	0.00	0.00	0.00	0.00
12/25/2024	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	16.58	5.89	5.01	4.57	3.75

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIBBG2 30 year 5.2's

User ID: bchin

Deals Directory: /home/bchin/intexdeals

DEC TABLES REPORT

Date:

07/10/2003 10:38:22

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19GlBBG2	Bond Name: lA3
Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1A3	1A3	1A3	1A3	1A3
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	95.56	89.37	87.82	87.82	87.82
7/25/2005	90.85	70.26	65.19	65.19	65.19
7/25/2006	85.84	45.88	36.33	36.33	34.77
7/25/2007	80.53	22.65	9.32	9.32	0.00
7/25/2008	74.89	0.84	0.00	0.00	0.00
7/25/2009	69.54	0.00	0.00	0.00	0.00
7/25/2010	63.87	0.00	0.00	0.00	0.00
7/25/2011	57.84	0.00	0.00	0.00	0.00
7/25/2012	51.44	0.00	0.00	0.00	0.00
7/25/2013	44.65	0.00	0.00	0.00	0.00
7/25/2014	37.44	0.00	0.00	0.00	0.00
7/25/2015	29.79	0.00	0.00	0.00	0.00
7/25/2016	21.66	0.00	0.00	0.00	0.00
7/25/2017	13.03	0.00	0.00	0.00	0.00
7/25/2018	3.87	0.00	0.00	0.00	0.00
12/25/2018	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	8.73	2.83	2.50	2.50	2.35

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIBBG2 30 year 5.2's

User ID: bchin

Deals Directory: /home/bchin/intexdeals

DEC TABLES REPORT

Date:

07/10/2003 10:38:22

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19GlBBG2	Bond Name: lA19
Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1A19	1A19	1A19	1A19	1A19
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	100.00	100.00	100.00	100.00	100.00
7/25/2005	100.00	100.00	100.00	100.00	100.00
7/25/2006	100.00	100.00	100.00	100.00	100.00
7/25/2007	100.00	100.00	100.00	100.00	100.00
7/25/2008	100.00	100.00	100.00	100.00	100.00
7/25/2009	100.00	100.00	100.00	100.00	61.20
7/25/2010	100.00	100.00	100.00	95.76	19.74
7/25/2011	100.00	100.00	100.00	60.66	1.33
7/25/2012	100.00	100.00	76.74	40.77	0.00
7/25/2013	100.00	70.50	59.12	30.22	0.00
7/25/2014	100.00	45.44	45.44	22.34	0.00
7/25/2015	100.00	34.83	34.83	16.48	0.00
7/25/2016	100.00	26.63	26.63	12.12	0.00
7/25/2017	100.00	20.29	20.29	8.88	0.00
7/25/2018	100.00	15.40	15.40	6.49	0.00
7/25/2019	100.00	11.64	11.64	4.72	0.00
7/25/2020	100.00	8.76	8.76	3.41	0.00
7/25/2021	100.00	6.55	6.55	2.46	0.00
7/25/2022	100.00	4.86	4.86	1.76	0.00
7/25/2023	100.00	3.58	3.58	1.24	0.00
7/25/2024	100.00	2.61	2.61	0.87	0.00
7/25/2025	72.48	1.88	1.88	0.60	0.00
7/25/2026	23.34	1.33	1.33	0.41	0.00
7/25/2027	0.92	0.92	0.92	0.27	0.00
7/25/2028	0.62	0.62	0.62	0.18	0.00
7/25/2029	0.40	0.40	0.40	0.11	0.00
7/25/2030	0.24	0.24	0.24	0.06	0.00
7/25/2031	0.12	0.12	0.12	0.03	0.00
7/25/2032	0.04	0.04	0.04	0.01	0.00
5/25/2033	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	22.51	12.09	11.74	9.62	6.39

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIBBG2 30 year 5.2's

User ID: bchin

Deals Directory: /home/bchin/intexdeals

DEC TABLES REPORT

Date:

07/10/2003 10:38:22

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19GlBB2	Bond Name: lA
Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1A2	1A2	1A2	1A2	1A2
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	97.38	93.71	92.80	92.80	92.80
7/25/2005	94.59	82.42	79.42	79.42	79.42
7/25/2006	91.63	68.01	62.36	62.36	61.44
7/25/2007	88.49	54.28	46.40	46.40	29.48
7/25/2008	85.15	41.39	32.57	25.74	8.79
7/25/2009	82.00	31.19	21.23	12.13	1.90
7/25/2010	78.64	21.85	11.21	3.36	0.15
7/25/2011	75.08	13.40	4.28	1.88	0.00
7/25/2012	71.30	5.74	2.56	1.04	0.00
7/25/2013	67.28	2.29	1.81	0.59	0.00
7/25/2014	63.02	1.23	1.23	0.26	0.00
7/25/2015	58.50	0.79	0.79	0.01	0.00
7/25/2016	53.70	0.44	0.44	0.00	0.00
7/25/2017	48.60	0.17	0.17	0.00	0.00
7/25/2018	43.18	0.00	0.00	0.00	0.00
7/25/2019	37.76	0.00	0.00	0.00	0.00
7/25/2020	32.25	0.00	0.00	0.00	0.00
7/25/2021	26.39	0.00	0.00	0.00	0.00
7/25/2022	20.17	0.00	0.00	0.00	0.00
7/25/2023	13.57	0.00	0.00	0.00	0.00
7/25/2024	6.56	0.00	0.00	0.00	0.00
7/25/2025	2.38	0.00	0.00	0.00	0.00
7/25/2026	0.30	0.00	0.00	0.00	0.00
9/25/2026	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	12.90	4.69	4.10	3.78	3.25

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIBBG2 30 year 5.2's

User ID: bchin

Deals Directory: /home/bchin/intexdeals

DEC TABLES REPORT

Date:

07/10/2003 10:38:22

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19GlBBG2	Bond Name: lAl
Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1A1	1A1	1A1	1A1	1A1
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	98.84	97.23	96.82	96.82	96.82
7/25/2005	97.61	92.25	90.92	90.92	90.92
7/25/2006	96.31	85.89	83.40	83.40	82.99
7/25/2007	94.92	79.83	76.36	76.36	57.33
7/25/2008	93.45	74.15	61.83	51.88	27.22
7/25/2009	92.06	59.82	45.32	32.08	10.51
7/25/2010	90.58	46.23	30.74	18.60	0.82
7/25/2011	89.01	33.92	20.66	10.39	0.00
7/25/2012	87.34	22.79	14.15	5.74	0.00
7/25/2013	85.57	12.69	10.03	3.27	0.00
7/25/2014	83.69	6.83	6.83	1.43	0.00
7/25/2015	81.70	4.35	4.35	0.05	0.00
7/25/2016	79.58	2.43	2.43	0.00	0.00
7/25/2017	77.33	0.95	0.95	0.00	0.00
7/25/2018	74.94	0.00	0.00	0.00	0.00
7/25/2019	69.38	0.00	0.00	0.00	0.00
7/25/2020	61.35	0.00	0.00	0.00	0.00
7/25/2021	52.83	0.00	0.00	0.00	0.00
7/25/2022	43.78	0.00	0.00	0.00	0.00
7/25/2023	34.18	0.00	0.00	0.00	0.00
7/25/2024	23.98	0.00	0.00	0.00	0.00
7/25/2025	13.15	0.00	0.00	0.00	0.00
7/25/2026	1.66	0.00	0.00	0.00	0.00
9/25/2026	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	16.76	6.71	5.98	5.24	4.20

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIBBG2 30 year 5.2's

User ID: bchin

Deals Directory: /home/bchin/intexdeals

DEC TABLES REPORT

Date:

07/10/2003 10:38:22

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19GlBBG2	Bond Name: lA14
Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1A14	1A14	1A14	1A14	1A14
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	100.00	100.00	100.00	100.00	100.00
7/25/2005	100.00	100.00	100.00	100.00	100.00
7/25/2006	100.00	100.00	100.00	100.00	100.00
7/25/2007	100.00	100.00	100.00	100.00	100.00
7/25/2008	100.00	100.00	100.00	100.00	100.00
7/25/2009	100.00	100.00	100.00	100.00	100.00
7/25/2010	100.00	100.00	100.00	100.00	100.00
7/25/2011	100.00	100.00	100.00	100.00	8.20
7/25/2012	100.00	100.00	100.00	100.00	0.00
7/25/2013	100.00	100.00	100.00	100.00	0.00
7/25/2014	100.00	100.00	100.00	100.00	0.00
7/25/2015	100.00	100.00	100.00	100.00	0.00
7/25/2016	100.00	100.00	100.00	74.59	0.00
7/25/2017	100.00	100.00	100.00	54.67	0.00
7/25/2018	100.00	94.79	94.79	39.93	0.00
7/25/2019	100.00	71.65	71.65	29.04	0.00
7/25/2020	100.00	53.89	53.89	21.01	0.00
7/25/2021	100.00	40.30	40.30	15.12	0.00
7/25/2022	100.00	29.92	29.92	10.80	0.00
7/25/2023	100.00	22.04	22.04	7.65	0.00
7/25/2024	100.00	16.06	16.06	5.37	0.00
7/25/2025	100.00	11.56	11.56	3.72	0.00
7/25/2026	100.00	8.19	8.19	2.54	0.00
7/25/2027	5.67	5.67	5.67	1.69	0.00
7/25/2028	3.81	3.81	3.81	1.10	0.00
7/25/2029	2.45	2.45	2.45	0.68	0.00
7/25/2030	1.47	1.47	1.47	0.39	0.00
7/25/2031	0.76	0.76	0.76	0.20	0.00
7/25/2032	0.27	0.27	0.27	0.07	0.00
5/25/2033	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	23.47	18.16	18.16	15.19	7.62

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIBBG2 30 year 5.2's

User ID: bchin

Deals Directory: /home/bchin/intexdeals

DEC TABLES REPORT

Date:

07/10/2003 10:38:22

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19GlBBG2	Bond Name: lA5
Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1A5	1A5	1A5	1A5	1A5
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	100.00	100.00	87.76	80.73	73.68
7/25/2005	100.00	100.00	61.00	39.43	18.38
7/25/2006	100.00	100.00	30.23	0.00	0.00
7/25/2007	100.00	100.00	8.32	0.00	0.00
7/25/2008	100.00	100.00	0.00	0.00	0.00
7/25/2009	100.00	100.00	0.00	0.00	0.00
7/25/2010	100.00	100.00	0.00	0.00	0.00
7/25/2011	100.00	100.00	0.00	0.00	0.00
7/25/2012	100.00	100.00	0.00	0.00	0.00
7/25/2013	100.00	100.00	0.00	0.00	0.00
7/25/2014	100.00	94.76	0.00	0.00	0.00
7/25/2015	100.00	85.46	0.00	0.00	0.00
7/25/2016	100.00	76.13	0.00	0.00	0.00
7/25/2017	100.00	66.90	0.00	0.00	0.00
7/25/2018	100.00	57.88	0.00	0.00	0.00
7/25/2019	100.00	49.12	0.00	0.00	0.00
7/25/2020	100.00	40.67	0.00	0.00	0.00
7/25/2021	100.00	32.57	0.00	0.00	0.00
7/25/2022	100.00	24.84	0.00	0.00	0.00
7/25/2023	100.00	17.47	0.00	0.00	0.00
7/25/2024	100.00	10.47	0.00	0.00	0.00
7/25/2025	100.00	3.84	0.00	0.00	0.00
7/25/2026	100.00	0.00	0.00	0.00	0.00
7/25/2027	89.93	0.00	0.00	0.00	0.00
7/25/2028	71.30	0.00	0.00	0.00	0.00
7/25/2029	51.49	0.00	0.00	0.00	0.00
7/25/2030	30.42	0.00	0.00	0.00	0.00
7/25/2031	8.04	0.00	0.00	0.00	0.00
12/25/2031	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	26.04	16.13	2.39	1.73	1.43

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIBBG2 30 year 5.2's

User ID: bchin

Deals Directory: /home/bchin/intexdeals

DEC TABLES REPORT

Date:

07/10/2003 10:38:22

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19GlBBG2	Bond Name: lA6
Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1A6	1A6	1A6	1A6	1A6
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	100.00	100.00	100.00	100.00	100.00
7/25/2005	100.00	100.00	100.00	100.00	100.00
7/25/2006	100.00	100.00	100.00	62.14	0.00
7/25/2007	100.00	100.00	100.00	0.00	0.00
7/25/2008	100.00	100.00	58.40	0.00	0.00
7/25/2009	100.00	100.00	11.84	0.00	0.00
7/25/2010	100.00	100.00	0.00	0.00	0.00
7/25/2011	100.00	100.00	0.00	0.00	0.00
7/25/2012	100.00	100.00	0.00	0.00	0.00
7/25/2013	100.00	100.00	0.00	0.00	0.00
7/25/2014	100.00	100.00	0.00	0.00	0.00
7/25/2015	100.00	100.00	0.00	0.00	0.00
7/25/2016	100.00	100.00	0.00	0.00	0.00
7/25/2017	100.00	100.00	0.00	0.00	0.00
7/25/2018	100.00	100.00	0.00	0.00	0.00
7/25/2019	100.00	100.00	0.00	0.00	0.00
7/25/2020	100.00	100.00	0.00	0.00	0.00
7/25/2021	100.00	100.00	0.00	0.00	0.00
7/25/2022	100.00	100.00	0.00	0.00	0.00
7/25/2023	100.00	100.00	0.00	0.00	0.00
7/25/2024	100.00	100.00	0.00	0.00	0.00
7/25/2025	100.00	100.00	0.00	0.00	0.00
7/25/2026	100.00	83.35	0.00	0.00	0.00
7/25/2027	100.00	42.78	0.00	0.00	0.00
7/25/2028	100.00	4.51	0.00	0.00	0.00
7/25/2029	100.00	0.00	0.00	0.00	0.00
7/25/2030	100.00	0.00	0.00	0.00	0.00
7/25/2031	100.00	0.00	0.00	0.00	0.00
7/25/2032	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	28.68	23.86	5.28	3.08	2.43

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIBBG2 30 year 5.2's

User ID: bchin

Deals Directory: /home/bchin/intexdeals

DEC TABLES REPORT

Date:

07/10/2003 10:38:22

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19GlBBG2	Bond Name: lA7
Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1A7	1A7	1A7	1A7	1A7
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	100.00	100.00	100.00	100.00	100.00
7/25/2005	100.00	100.00	100.00	100.00	100.00
7/25/2006	100.00	100.00	100.00	100.00	0.00
7/25/2007	100.00	100.00	100.00	9.77	0.00
7/25/2008	100.00	100.00	100.00	0.00	0.00
7/25/2009	100.00	100.00	100.00	0.00	0.00
7/25/2010	100.00	100.00	97.02	0.00	0.00
7/25/2011	100.00	100.00	86.16	0.00	0.00
7/25/2012	100.00	100.00	74.27	0.00	0.00
7/25/2013	100.00	100.00	62.83	0.00	0.00
7/25/2014	100.00	100.00	52.77	0.00	0.00
7/25/2015	100.00	100.00	44.02	0.00	0.00
7/25/2016	100.00	100.00	36.48	0.00	0.00
7/25/2017	100.00	100.00	30.03	0.00	0.00
7/25/2018	100.00	100.00	24.56	0.00	0.00
7/25/2019	100.00	100.00	19.95	0.00	0.00
7/25/2020	100.00	100.00	16.09	0.00	0.00
7/25/2021	100.00	100.00	12.87	0.00	0.00
7/25/2022	100.00	100.00	10.21	0.00	0.00
7/25/2023	100.00	100.00	8.01	0.00	0.00
7/25/2024	100.00	100.00	6.22	0.00	0.00
7/25/2025	100.00	100.00	4.76	0.00	0.00
7/25/2026	100.00	100.00	3.58	0.00	0.00
7/25/2027	100.00	100.00	2.63	0.00	0.00
7/25/2028	100.00	100.00	1.88	0.00	0.00
7/25/2029	100.00	79.12	1.28	0.00	0.00
7/25/2030	100.00	56.66	0.81	0.00	0.00
7/25/2031	100.00	35.52	0.45	0.00	0.00
7/25/2032	94.88	15.65	0.18	0.00	0.00
5/25/2033	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	29.42	27.39	12.50	3.68	2.76

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIBBG2 30 year 5.2's

User ID: bchin

Deals Directory: /home/bchin/intexdeals

DEC TABLES REPORT

Date:

07/10/2003 10:38:22

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19GlBBG2	Bond Name: lA4
Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1A4	1A4	1A4	1A4	1A4
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	100.00	100.00	100.00	100.00	100.00
7/25/2005	100.00	100.00	100.00	100.00	100.00
7/25/2006	100.00	100.00	100.00	100.00	100.00
7/25/2007	100.00	100.00	100.00	100.00	100.00
7/25/2008	100.00	100.00	100.00	100.00	100.00
7/25/2009	98.20	96.39	92.55	90.50	88.33
7/25/2010	96.28	92.21	83.86	79.57	75.19
7/25/2011	94.25	86.98	72.90	66.11	59.50
7/25/2012	92.09	80.88	60.79	51.89	40.59
7/25/2013	89.80	74.14	48.61	38.46	27.70
7/25/2014	87.37	67.80	38.78	28.44	18.87
7/25/2015	84.79	61.85	30.86	20.97	12.82
7/25/2016	82.05	56.26	24.49	15.42	8.68
7/25/2017	79.14	51.01	19.37	11.31	5.86
7/25/2018	76.05	46.08	15.26	8.26	3.94
7/25/2019	72.77	41.44	11.97	6.00	2.64
7/25/2020	69.28	37.09	9.35	4.35	1.76
7/25/2021	65.58	33.00	7.26	3.13	1.17
7/25/2022	61.66	29.17	5.59	2.23	0.77
7/25/2023	57.49	25.56	4.28	1.58	0.50
7/25/2024	53.07	22.18	3.24	1.11	0.32
7/25/2025	48.37	19.00	2.42	0.77	0.21
7/25/2026	43.38	16.02	1.78	0.52	0.13
7/25/2027	38.08	13.22	1.28	0.35	0.08
7/25/2028	32.46	10.59	0.90	0.23	0.05
7/25/2029	26.49	8.13	0.60	0.14	0.03
7/25/2030	20.16	5.81	0.37	0.08	0.01
7/25/2031	13.43	3.64	0.20	0.04	0.01
7/25/2032	6.29	1.60	0.08	0.01
5/25/2033	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	20.41	15.32	10.88	9.82	9.00

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIBBG2 30 year 5.2's

User ID: bchin

Deals Directory: /home/bchin/intexdeals

DEC TABLES REPORT

Date:

07/10/2003 10:38:22

CMO Desk

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA

Deal: CSFB03-19GlBBG2	Bond Name: 1B1
Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	1B1	1B1	1B1	1B1	1B1
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	98.76	98.76	98.76	98.76	98.76
7/25/2005	97.44	97.44	97.44	97.44	97.44
7/25/2006	96.04	96.04	96.04	96.04	96.04
7/25/2007	94.55	94.55	94.55	94.55	94.55
7/25/2008	92.97	92.97	92.97	92.97	92.97
7/25/2009	91.29	89.62	86.05	84.13	82.12
7/25/2010	89.51	85.73	77.96	73.97	69.90
7/25/2011	87.63	80.86	67.78	61.46	55.31
7/25/2012	85.62	75.20	56.52	48.24	40.67
7/25/2013	83.49	68.93	45.19	35.75	27.76
7/25/2014	81.23	63.04	36.05	26.44	18.90
7/25/2015	78.83	57.50	28.69	19.50	12.84
7/25/2016	76.28	52.30	22.77	14.34	8.70
7/25/2017	73.57	47.42	18.01	10.51	5.87
7/25/2018	70.70	42.84	14.19	7.68	3.95
7/25/2019	67.65	38.53	11.13	5.58	2.65
7/25/2020	64.41	34.48	8.69	4.04	1.76
7/25/2021	60.97	30.68	6.75	2.91	1.17
7/25/2022	57.32	27.12	5.20	2.08	0.77
7/25/2023	53.45	23.77	3.98	1.47	0.50
7/25/2024	49.34	20.62	3.01	1.03	0.32
7/25/2025	44.97	17.67	2.25	0.72	0.21
7/25/2026	40.33	14.90	1.65	0.49	0.13
7/25/2027	35.41	12.29	1.19	0.33	0.08
7/25/2028	30.18	9.85	0.83	0.21	0.05
7/25/2029	24.63	7.56	0.56	0.13	0.03
7/25/2030	18.74	5.40	0.35	0.08	0.01
7/25/2031	12.49	3.38	0.19	0.04	0.01
7/25/2032	5.85	1.49	0.07	0.01
5/25/2033	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	19.16	14.43	10.30	9.32	8.64

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.